EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SEC. 1350
(SECTION 906 OF THE SARBANES – OXLEY ACT OF 2002)

        In connection with the Annual Report on Form 10-KSB/A (No. 2) of ClearStory Systems, Inc. (the “Company”) for the fiscal year ended March 31, 2004 (the “Report”), Henry F. Nelson, Chief Executive Officer, President and Chief Financial Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.     The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.     The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: December 16, 2004

/S/ HENRY F. NELSON
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Henry F. Nelson
Chief Executive Officer, President and Chief Financial Officer